SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 27, 1997

                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1
                (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)

901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated October 27, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1

                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated October 27, 1997.


                                                    Reimbur-
                                        Realized    ment of
      Beginning                         Loss of     Realized  Interest Remaining
Class  Balance    Principal  Interest  Principal     Losses   Shortfall Balance
FXA-1    8169453      769107    46974           0           0        0  7400346
FXA-2   20437902       12890   131995           0           0        0 20425012
FXA-3   11623696           0    71195           0           0        0 11623696
FXA-4   13200375           0    82502           0           0        0 13200375
FXA-5    5125000           0    33099           0           0        0  5125000
FXA-6    4001000           0    25840           0           0        0  4001000
FXA-7    1000000           0     6458           0           0        0  1000000
FXA-8   19858142      871654   101049           0           0        0 18986487
FXA-9   19858142 NA             39613 NA                    0        0 18986487
FXP        81045          72 NA                 0           0 NA          80973
FXS      7902463 NA             51037 NA                    0        0  7699348
A-1     40405514      939223   260952           0           0        0 39466291
A-2      6962000           0    44963           0           0        0  6962000
A-3      1951000           0    12600           0           0        0  1951000
A-4     13652683        9746    88174           0           0        0 13642937
P        1069249         903 NA                 0           0 NA        1068346
S        1001402 NA              6467 NA                    0        0   978860
B-1      5174160        3438    33416           0           0        0  5170722
B-2      2104743        1398    13593           0           0        0  2103344
B-3      1315464         874     8496           0           0        0  1314590
B-4       789278         524     5097           0           0        0   788754
B-5       438489         291     2832           0           0        0   438197
B-6       701582         466     4531           0           0        0   701116
R              0           0        0           0 NA                 0        0
RP             0           0        0           0 NA                 0        0

                                        Reimbur-
                                        ment of
     Beginning                          Realized  Remaining
ClassBalance     Principal   Interest    Losses   Balance
FXA-1 542.510993   51.074285 3.119438    0.000000  491.436709
FXA-2 996.970839    0.628787 6.438770    0.000000  996.342052
FXA-31000.000000    0.000000 6.125000    0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000    0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334    0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333    0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330    0.000000 1000.000000
FXA-8 717.785741   31.506531 3.652483    0.000000  686.279210
FXA-9 717.785741    0.000000 1.431833    0.000000  686.279210
FXP   995.768224    0.885623 0.000000    0.000000  994.882601
FXS   810.452423    0.000000 5.234172    0.000000  789.621546
A-1   930.051335   21.618976 6.006582    0.000000  908.432359
A-2  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-4   996.546223    0.711383 6.436028    0.000000  995.834839
P     983.008961    0.830417 0.000000    0.000000  982.178544
S     833.307518    0.000000 5.381778    0.000000  814.549138
B-1   996.798461    0.662317 6.437657    0.000000  996.136144
B-2   996.798461    0.662315 6.437656    0.000000  996.136146
B-3   996.798465    0.662315 6.437653    0.000000  996.136150
B-4   996.798461    0.662315 6.437656    0.000000  996.136146
B-5   996.798478    0.662314 6.437666    0.000000  996.136164
B-6   996.798554    0.662314 6.437659    0.000000  996.136239
R       0.000000    0.000000 0.000000    0.000000    0.000000
RP      0.000000    0.000000 0.800000    0.000000    0.000000



                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By      /s/ Richard Tarnas
                                 Name:   Richard Tarnas
                                 Title:  Vice President,
                                         The First National Bank of Chicago

Dated:          October 31, 1997